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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in Registration Statement No. 333-92893 of IKONICS Corporation (formerly The Chromaline Corporation) on Form S-8 of our report dated January 30, 2003, appearing in this Annual Report on Form 10-KSB of IKONICS Corporation for the year ended December 31, 2002.

                                /s/  McGladrey & Pullen LLP
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Duluth, Minnesota
March 21, 2003